--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                January 31, 1997


Dear Trust Shareholder:

      The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

      This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein
    -------------------------                     ------------------------------
    Laurence D. Fink                              Ralph L. Schlosstein
    Chairman                                      President

                                                                January 31, 1997

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Target Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BTT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2000 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:


--------------------------------------------------------------------------------------------
                          12/31/96      12/31/95        Change          High           Low
--------------------------------------------------------------------------------------------
  Stock Price               $8.875        $8.75          1.43           $9.00         $8.375
--------------------------------------------------------------------------------------------
  Net Asset Value (NAV)     $9.81        $10.02         (2.10%)        $10.16         $9.65
--------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

      Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4th rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

      The mortgage-backed securities (MBS) market significantly outperformed Treasuries during 1996 as lower volatility and benign prepayments prompted strong investor demand. Supply and demand technical conditions remained positive throughout the period, as strong demand from the mortgage agencies (Fannie Mae and Freddie Mac) in the third and fourth quarters helped support MBS prices even as mortgage rates fell and homeowners refinanced at a faster pace during October and November. For the year, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 5.35% total return versus the 3.63% return of the LEHMAN BROTHERS AGGREGATE INDEX.

      Corporate bond returns exceeded those of Treasuries and mortgage securities during the fourth quarter, underscoring a strong year for corporates as they outperformed Treasuries during every month in 1996. The demand for yield, a strong fundamental credit environment and the increased participation of foreign investors were the major influences which drove corporate bond prices higher and yields spreads to Treasuries narrower. BlackRock enters 1997 cautious on the corporate sector. Despite the sound credit environment of 1996 and positive credit momentum going into the new year, corporate bond spreads versus Treasuries are fairly narrow.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1995 asset composition.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
        COMPOSITION                         DECEMBER 31, 1996  DECEMBER 31, 1995
--------------------------------------------------------------------------------
      Taxable Zero-Coupon Bonds                      55%               52%
--------------------------------------------------------------------------------
      Corporate Bonds                                14%                9%
--------------------------------------------------------------------------------
      Mortgage Pass-Throughs                         11%               13%
--------------------------------------------------------------------------------
      Stripped Mortgage-Backed Securities             6%                3%
--------------------------------------------------------------------------------
      Non-Agency Multiple Class Pass-Throughs         4%                4%
--------------------------------------------------------------------------------
      Asset-Backed Securities                         3%                3%
--------------------------------------------------------------------------------
      U.S. Government Securities                      3%                1%
--------------------------------------------------------------------------------
      Municipal Bonds                                 2%                1%
--------------------------------------------------------------------------------
      Agency Multiple Class Pass-Throughs             1%                6%
--------------------------------------------------------------------------------
      Adjustable Rate Mortgages                       1%                6%
--------------------------------------------------------------------------------
      CMO Residuals                                   0%                2%
--------------------------------------------------------------------------------

                                             RATING % OF CORPORATES
                                       -----------------------------------------
            CREDIT RATING              DECEMBER 31, 1996       DECEMBER 31, 1995
--------------------------------------------------------------------------------
          AA or equivalent                    11%                      11%
--------------------------------------------------------------------------------
           A or equivalent                    47%                      44%
--------------------------------------------------------------------------------
          BBB or equivalent                   42%                      45%
--------------------------------------------------------------------------------

      As we have discussed in the Trust's recent reports, we have been seeking to achieve the Trust's primary investment objective of returning $10 per share to investors on or about its termination date by emphasizing the purchase of investment grade corporate bonds with maturity dates on or shortly before the Trust's scheduled termination date. As of year-end, 14% of the Trust's assets were invested in corporates, an increase of 5% since December 31, 1995. To a lesser degree, the Trust has also been buying commercial mortgage-backed securities (CMBS), which are securities backed by commercial (as opposed to the more traditional residential) mortgage loans. CMBS deals are typically issued in several pieces, or tranches, which carry different maturity dates and credit ratings. Whenever possible, we have bought tranches which fit the Trust's maturity profile.

      To fund the purchase of finite, or "bullet", maturity securities such as corporates and CMBS, we have been selling bonds whose maturities may extend beyond the Trust's termination date (we consider these bonds to have "tail risk"). In our efforts to eliminate these bonds from the portfolio, a particular focus has been placed on reducing mortgage-backed securities (MBS), whose actual maturity dates may fluctuate depending on interest rate movements. Additionally, MBS offer less predictable cash flows than corporates, which typically pay semi-annually. We believe that the strategy of reducing the Trust's "tail risk" will enhance the Trust's ability to return its initial offering price upon termination. Additionally, the Trust's increased corporate holdings may help produce a more stable income stream.

      We appreciate your continued confidence and look forward to managing The BlackRock Target Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at FUNDS@BFM.COM.

Sincerely,




/s/ Robert S. Kapito                    /s/ Michael P. Lustig
    -----------------------------           --------------------------
    Robert S. Kapito                        Michael P. Lustig
    Vice Chairman and Portfolio Manager     Principal and Portfolio Manager
    BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.




--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                BTT
--------------------------------------------------------------------------------
   Initial Offering Date:                                     November 17, 1988
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/96:                             $8.875
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/96:                                  $9.81
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/96 ($8.875)1:           6.48%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                       $0.047917
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                     $0.575
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is calculated by dividing the current  annualizing distribution per share and dividing it by the closing stock price per share. 2Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)    (000)           DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                          LONG-TERM INVESTMENTS--137.2%
                          MORTGAGE PASS-THROUGHS--14.5%
              $ 5,000     Federal Home Loan Bank,
                            8.98%, 10/30/97 .....................   $ 5,200,000
                          Federal Home Loan Mortgage
                            Corporation,
                9,828       5.00%, 11/01/00 - 5/01/01, 7 Year ...     9,109,639
                  687       7.50%, 10/01/23 .....................       687,556
                2,170       7.50%, 2/01/07 - 6/01/09, 15 Year ...     2,198,455
               11,500       7.725%, 12/01/00, Multifamily .......    11,787,891
               11,533+      8.00%, 9/01/19 - 12/01/23 ...........    11,836,972
               25,227       9.00%, 1/01/09 - 9/01/16, 15 Year ...    26,307,401
               23,368       9.00%, 9/01/16 ......................    25,033,073
                          Federal National Mortgage
                            Association,
                2,468       8.00%, 10/01/09 - 2/01/25 ...........     2,515,760
                6,765       8.025%, 7/01/00, Multifamily ........     6,984,863
               15,049       8.50%, 12/01/20 - 9/01/21 ...........    15,599,208
               12,926       9.50%, 5/01/18 - 3/01/19 ............    13,993,761
                          Government National Mortgage
                            Association,
                3,570       7.25%, 12/15/26 .....................     3,608,390
                  670       9.00%, 6/15/09 - 4/15/13, 27 Year ...       717,631
                                                                    -----------
                                                                    135,580,600
                                                                    -----------
                          MULTIPLE CLASS MORTGAGE
                          PASS-THROUGHS--8.4%
AAA               646     Countrywide Funding Corp.,
                            Series 1994-10, Class A-1,
                            5/25/09 ...............................     643,776
                          Federal Home Loan Mortgage
                            Corporation, Multiclass Mortgage
                            Participation Certificates,
                2,690     Series 1425, Class 1425-G, 8/15/06 ......   2,684,943
                3,537     Series 1564, Class 1564-I, 5/15/07,(l) ..     367,231
                  989     Series 1566, Class 1566-SB,
                            9/15/00 (ARM) .........................     887,670
                4,581     Series 1566, Class 1566-SC,
                            9/15/00, (ARM) ........................   4,206,819
                1,000     Series 1580, Class 1580-S,
                            9/15/00, (ARM) ........................     790,310
               11,617     Series 1702, Class 1702-PM,
                            10/15/16, (I) .........................   1,686,893
                          Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
               21,334       Trust 1993-11, Class 11-M,
                              2/25/08, (l) ........................   3,430,096
               11,632       Trust 1993-23, Class 23-PL,
                              2/25/21, (l) ........................   1,904,779
               18,708       Trust 1993-G34, Class 34-PV,
                              2/25/17, (l) ........................   2,142,976
                6,000       Trust 1993-G26, Class 26-PT,
                              12/25/17, (I) .......................   1,155,508
                3,165       Trust 1993-M2, Class M2-H,11/25/03 ....   3,147,647
                4,500       Trust 1993-169, Class 169-SA,
                               9/25/00, (ARM) .....................   4,019,063
                1,674       Trust 1993-227, Class 227-SB,
                               12/25/00 (ARM)                         1,368,864
                1,500       Trust 1993-227, Class 227-G,12/25/00 ..   1,444,950
AAA             7,250     First Boston Mortgage Securities
                             Corporation, Series 92-4,
                             7.50%, Class A 4, 10/25/22 ...........   7,351,953
AAA             3,002     Goldman Sachs Collateralized
                             Mortgage Obligation,
                             Trust 8, Class A, 3/25/18 ............   3,051,632
AAA             5,751     Prudential-Bache Collateralized
                             Mortgage Obligation Trust,
                             Series 10, Class 10-H,
                             4/01/19 (P) ..........................   4,578,875
A2             10,219      Resolution Trust Corporation,
                             Series 1992-C6, Class B, 7/25/24 .....  10,269,722
AAA             1,608      Ryland Acceptance Corp.,
                             Collateralized Mortgage Bonds,
                             Series 1972, Class D, 12/01/16 .......   1,660,441
AAA            21,283      Salomon Capital Access Corp.,
                             Collateralized Mortgage
                             Obligation, Series 1986-1,
                             Class C, 9/01/15 .....................  21,615,763
                                                                     ----------
                                                                     78,409,911
                                                                     ----------

                           CORPORATE BONDS--19.4%
                           FINANCE & BANKING--12.1%
Aa3             5,845      Associates Corp. North America,
                             Zero Coupon, 5/01/98-6/29/00 .........   4,725,760
Baa2            7,500      Erac USA Finance Co., 144A
                             7.00%, 6/15/00 .......................   7,592,868
A1             11,860      Goldman Sachs Group LP,
                             Zero Coupon, 6/15/98-12/15/00 ........   9,311,962
A2              5,000      Household Finance Corp.,
                             6.89%, 5/11/98 .......................   5,051,840
                           International Lease Finance Corp.,
A1              3,000        6.30%, 11/01/99 ......................   2,990,242
A1              6,000        6.63%, 4/01/99 .......................   6,024,120
Baa3            3,000      Meditrust, 7.25%, 8/16/99 ..............   3,005,737
A1              4,663      Meridian Bancorp, Inc.,
                             Zero Coupon, 6/15/98-6/15/00 .........   3,768,824
Aa3             5,000      Merrill Lynch & Company, Inc.,
                              6.00%, 1/15/01 ......................   4,903,800

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)    (000)           DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------

A1            $ 4,565     Morgan Stanley Group, Inc.,
                            Zero Coupon, 2/15/98-2/15/01 ........   $ 3,566,440
A3              6,000     New American Capital, Inc., 144A
                            6.9375%, 4/12/00 ....................     6,033,750
Baa3              100     News America Holdings, Inc.,
                            9.125%, 10/15/99 ....................       106,704
Aa3             5,000     Norwest Corp.,
                            7.70%, 11/15/97 .....................     5,073,250
                          Paine Webber Group, Inc.,
BBB+            4,700       Zero Coupon, 3/01/98-3/01/00 ........     3,850,368
Baa1            7,305       6.31%, 7/22/99 ......................     7,253,566
                          Potomac Capital Investment Corp.,
Baa1            7,250       6.73%, 8/09/99 ......................     7,251,807
                          Provident Bank, Cincinnati Ohio,
A3              6,274       Zero Coupon, 6/15/98-12/15/00 .......     4,912,750
Baa1           10,300     Salomon Inc., 6.625%, 11/30/00 ........    10,220,821
                          Smith Barney Holdings, Inc.,
A2              9,323       Zero Coupon, 5/15/98-6/1/00 .........     7,557,512
A2                500       6.625%, 6/01/00, 144A ...............       501,368
A3             11,688     @ Transamerica Finance Corp.,
                             Zero Coupon, 6/01/98-6/01/00 .......     9,479,450
                                                                    -----------
                                                                    113,182,939
                                                                    -----------

                          Corporate Bonds--
                          Industrials--6.8%
AA-             3,000     BP America, Inc.,
                             9.75%, 3/01/99 .....................     3,202,035
BBB             5,000     Columbia Gas Systems, Inc.,
                             6.39%, 11/28/00 ....................     4,959,163
Baa2            1,200     Enron Corp.,
                             8.50%, 2/01/00 .....................     1,202,172
A1             14,435     Ford Motor Credit Co.,
                             Zero Coupon, 3/15/98-2/23/01 .......    11,217,953
A3             10,000     General Motors Acceptance Corp.,
                             6.125%, 9/18/98 ....................     9,995,656
A2              5,265     Kern River Funding, 144A
                             6.42%, 3/31/01 .....................     5,256,439
BBB             8,400     Nabisco, Inc.,
                             Zero Coupon, 1/15/98-1/15/00 .......     7,048,003
Baa3           10,963     News America Holdings, Inc.,
                             Zero Coupon, 3/01/98-3/01/00 .......     9,119,647
Baa1            3,350     PSI Energy Inc., Debenture,
                             6.35%, 11/15/06 ....................     3,325,357
Ba1             7,000     Tele Communications, Inc.,
                             7.375%, 2/15/00 ....................     6,962,340
                          Western Minnesota Municipal
                             Power Agency,
AAA             2,310        Zero Coupon, 1/01/98-1/01/00 .......     1,918,526
                                                                     ----------
                                                                     64,207,291
                                                                     ----------

                          CORPORATE BONDS--
                          SOVEREIGN & PROVINCIAL--0.5%
Baa2            5,000     Corporacion Andina De Fomento,
                             7.375%, 7/21/00 ....................     5,066,850
                                                                     ----------
                          ASSET-BACKED SECURITIES--4.4%
AAA             2,724     Banc One Auto Grantor Trust,
                             6.10%, 10/15/02 ....................     2,728,334
AAA             8,123     Chevy Chase Auto Receivables,
                             6.60%, 12/15/02 ....................     8,181,441
AAA             8,657     Fifth Third Bank Auto Trust, Series
                             1996-B, Class A, 6.45%, 3/15/02 ....     8,692,316
AAA            21,274     Ford Credit Grantor Trust,
                             Series 1995-B, Class A, 5.90%,
                             10/15/00 ...........................    21,261,045
                                                                     ----------
                                                                     40,863,136
                                                                     ----------
                          STRIPPED MORTGAGE-BACKED
                          SECURITIES--8.5%
AAA             1,171     DBL, Inc., Trust V, Class 1,
                             9/01/18 (P/O) ......................       924,010
                          Federal Home Loan Mortgage
                             Corporation, Multiclass Mortgage
                             Participation Certificates,
                1,991        Series 1067, Class 1067-J,
                               4/15/21 (l/O) ....................       597,296
                5,258        Series 1149, Class 1149-IC,
                               10/15/21 (I/O) ...................     1,784,921
                8,670        Series 1440, Class 1440-PK,
                               8/15/18 (I/O) ....................       997,027
                  247        Series 1664, Class 1664-A,
                               12/15/23 (P/O) ...................       240,814
               10,000        Series 1700, Class 1700-B,
                               7/15/23, (P/O) ...................     9,100,000
                2,442        Series 1790C, Class 1790C-K,
                               5/15/23 (P/O) ....................     1,098,727
                          Federal National Mortgage
                             Association, REMIC Pass-Through
                             Certificates,
                3,930        Trust 2, Class 2, 2/01/17 (l/O) ....     1,168,523
               15,668        Trust 4, Class 2, 2/01/17 (l/O) ....     4,671,102
                  185        Trust 18, Class 2, 2/01/17 (l/O) ...        54,905
                3,452        Trust 19, Class 1, 6/01/17 (P/O) ...     2,691,560
                  480        Trust 225, Class 1, 2/01/23 (P/O) ..       359,657
               12,592        Trust 226, Class 2, 6/01/23 (l/O) ..     3,553,351
                1,251        Trust 1991-29, Class 29-J,
                               4/25/21 (I/O) ....................       459,414
                  168        Trust 1991-79, Class 79-B,
                               7/25/98 (P/O) ....................       154,412
                1,218        Trust 1991-121, Class 121-B,
                               9/25/98 (P/O) ....................     1,131,019
                3,517        Trust 1992-23, Class 23-D,
                               2/25/21 (P/O) ....................     2,321,104
                4,808        Trust 1992-G56, Class B,
                               7/25/20, (P/O) ...................     4,406,392
                9,167        Trust 1992-140, Class 140-HD,
                               11/25/06 (P/O) ...................     6,743,184
                4,983        Trust 1993-G12, Class 12-E,
                               2/25/23 (P/O) ....................     2,173,859
                5,000        Trust 1993-25, Class 25-CA,
                               1/25/17 (I/O) ....................       671,875
                2,362        Trust 1993-88, Class 88-C,
                               6/25/00 (P/O) ....................     1,919,692

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)    (000)           DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------

              $ 8,505       Trust 1993-128, Class 128-B,
                              7/25/23, (P/O) ....................   $ 7,760,413
                18,55+      Trust 1993-152, Class 152-C,
                              6/25/22 (P/O) .....................     6,880,500
                5,151       Trust 1993-225A, Class 225A-MB,
                              12/25/22 (P/O) ....................     4,507,020
                  431       Trust 1994-009, Class 9-G,
                              11/25/23 (P/O) ....................       399,692
AAA            16,497       Prudential Securities, Collateralized
                              Mortgage Obligations,
                              Series 16, Class 16-P,
                              10/25/21 (I/O) ....................     3,052,034
                                                                   ------------
                                                                     79,822,503
                                                                   ------------

                            CMO RESIDUALS**--0.4%
AAA                 5       American Housing Trust V,
                              Senior-Mortgage Pass-Through
                              Certificates,
                              Series A, Class R, 4/25/21
                              (REMIC)# ..........................           502
AAA                10       Collateralized Mortgage Securities
                              Corporation, Collateralized
                              Mortgage Obligations,
                            Series 1989-2, Class I, 6/25/19 .....       351,502
AAA                 1         M.D.C. Asset Investors, Trust VI,
                            Collateralized Mortgage Obligations,
                              11/01/17 (REMIC)# .................       183,152
AAA                57       PaineWebber, CMO Trust, Series N7,
                              Collateralized Mortgage Obligation,
                              1/01/19 (REMIC)# ..................       440,113
AAA               150       Prudential-Bache CMO Trust II,
                              Collateralized Mortgage Obligations,
                              6/01/18 (REMIC)# ..................       487,869
AAA             1,454       Ryland Acceptance Corp. Four,
                              Collateralized Mortgage Bonds,
                              Series 1986, Class R, 4/01/19
                              (REMIC)# ..........................       552,120
AAA                44       Shearson Lehman Collateralized
                              Mortgage Obligation Inc.,
                              Mortgage-Backed Sequential Pay
                              Bonds, Series V, Sequence V-9,
                              5/01/19 (REMIC)# ..................     1,662,639
AAA             1,935       Structured Asset Securities Corporation,
                               Collateralized Mortgage Obligations,
                               Series 1989-1, Class R, 7/01/19
                               (REMIC)# .........................        95,327
                                                                   ------------
                                                                      3,773,223
                                                                   ------------

                            U.S GOVERNMENT SECURITIES--4.2%
               40,000+      United States Treasury Bonds,
                               6.50%, 11/15/26 ..................    39,256,400
                                                                   ------------

                            TAXABLE ZERO COUPON BONDS--74.6%
                2,185       Agency STRIPS, Series 1, relating to
                               Federal National Mortgage Association
                               8.95% Debentures,
                               Series SM-2018-A, 8/12/00 ........     1,742,739

             $ 10,407       Federal Home Loan Mortgage
                               Corporation, Debenture, 5/15/00 ..  $  8,451,782
                6,250       Federal Judiciary Office Building,
                                8/15/00 .........................     4,973,610
               27,870       Federal National Mortgage Association,
                                2/01/00-8/12/00 .................    22,537,733
              175,635+      Financing Corporation (FICO Strips),
                                2/08/00-12/27/00 ................   140,184,545
                  333       Government and Agency Term
                                Obligation Receipt, 11/15/00 ....       258,326
                            Government Trust Certificates,
               16,644           Series 1-D, 5/15/00 .............    13,591,490
               42,627           Series 2-F, 5/15/00 .............    34,809,208
               13,659           Series J-I, 5/15/00 .............    11,153,939
                  356       Physical Treasury Coupons,
                                 8/15/00 ........................       285,007
               40,000       Tennessee Valley Authority,
                                 11/01/00 .......................    31,122,000
                1,862       U.S. Treasury CUBES,
                                 11/15/00 .......................     1,465,673
                            U.S. Treasury Strips,
              541,869+           2/15/00-11/15/00 ...............   428,589,037
                                                                ---------------
                                                                    699,165,087
                                                                --------------
                            MUNICIPAL BONDS--2.8%
Baa1           11,565       New York City, Gen. Oblig.,
                                Zero Coupon, 3/15/98-3/15/00 ....     9,334,416
AAA             5,000       New York St. Dorm. Auth. Rev.,
                                Taxable Pension Obligation,
                                6.63%, 10/01/00 .................     5,012,400
Baa1            3,120       New York St. Housing Finance Service
                                Contract, Series B,
                                7.03%, 9/15/01...................     3,143,899
AAA             2,606       Long Beach California, Pension
                                 Obligation, Zero Coupon,
                                 3/01/98-9/01/00 ................     2,073,782
AAA             7,165       Massachusetts State Housing
                                 Finance Authority,
                            Series 1991-A, 6.85%, 4/01/21 .......     7,006,027
                                                                   ------------
                                                                     26,570,523
                                                                   ------------

                            TOTAL LONG-TERM INVESTMENTS
                             (cost $1,273,923,779) .............. 1,285,898,463
                                                                   ------------
                            SHORT-TERM INVESTMENTS--2.3%
                            CORPORATE BONDS--0.6%
                            FINANCE & BANKING--0.4%
Aa3              318        Associates Corp. North America,
                               Zero Coupon, 5/01/97-11/1/97 .....       307,429
A1               620        Goldman Sachs Group L.P.,
                               Zero Coupon, 6/15/97-12/15/97 ....       596,390
A1               266        Meridian Bancorp, Inc.,
                               Zero Coupon, 6/15/97-12/15/97 ....       254,850
A1               218        Morgan Stanley Group, Inc.,
                               Zero Coupon, 2/15/97-8/15/97 .....       214,393

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)    (000)           DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
BBB+          $ 280        Paine Webber Group, Inc.,
                               Zero Coupon, 3/01/97-9/01/97 .....     $ 273,711
A3              324        Provident Bank
                               Zero Coupon, 6/15/97-12/15/97 ....       311,979
A2              549        Smith BarneyHoldings,Inc.
                               Zero Coupon, 5/15/97-12/01/97 ....       530,282
A3              675        Transamerica Finance Corp.
                               Zero Coupon, 6/01/97-12/01/97 ....       650,748
                                                                   ------------
                                                                      3,139,782
                                                                   ------------

                           INDUSTRIALS--0.2%
A1              708        FORD MOTOR CREDIT CO.,
                               Zero Coupon, 3/15/97-9/15/97 .....       691,301
BBB             560        Nabisco, Inc.,
                               Zero Coupon, 1/15/97-7/15/97 .....       552,395
Baa3            763        News America Holdings, Inc.,
                               Zero Coupon, 3/01/97-10/15/97 ....       741,005
AAA             124        Western Minnesota Municipal Power
                               Agency, Zero Coupon,
                               1/01/97-7/01/97 ..................       122,000
                                                                   ------------
                                                                      2,106,701
                                                                   ------------

                           MUNICIPAL BONDS--0.1%
                           GENERAL OBLIGATION - CITY--0.1%
Baa1            626        New York City, Gen. Oblig.,
                               Zero Coupon, 3/15/97-9/15/97 .....       608,031
                           GENERAL OBLIGATION - COUNTY--0.0%
AAA             139        Long Beach California, Pension
                              Obligation, Zero Coupon,
                              3/01/97-9/01/97 ...................       135,225
                                                                   ------------
                                                                        743,256
                                                                   ------------
                           CERTIFICATE OF DEPOSIT--1.1%
             10,000        Bank Of Tokyo, 5.80%, 1/21/97 ........    10,000,055
                                                                   ------------
                           DISCOUNT NOTE--0.4%
              4,065        Federal Home Loan Mortgage
                              Discount Notes, 6.502%, 1/02/97 ...     4,064,266
                                                                   ------------

                           PURCHASED PUT OPTION--0.1%
          Contracts##
          ---------

                750        U.S. Treasury, 7.00%, 7/15/06
                              @102, expiring July 1997 ..........     1,136,700
                                                                   ------------

                           Total Short-Term Investments
                              (cost $21,189,955) ................    21,190,760
                                                                   ------------
                           Total Investments--139.5%
                              (cost $1,295,113,734) ............. 1,307,089,223
                           Liabilities in excess of other
                               assets--(39.5%) ..................  (369,749,533)
                                                                   ------------

                           NET ASSETS--100% .....................  $937,339,690
                                                                   ============
----------
 *   Using the higher of Standard & Poor's or Moody's rating.
**   Illiquid securities representing .3% of portfolio assets.
 #   Private placements restricted as to resale.
##   One contract equals $100,000 face value.
 + $370,366,810principal amount pledged as collateral for reverse repurchase agreements.
 @   $4,865,415principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
  ARM    -- Adjustable Rate Mortgage.
  CMO    -- Collateralized Mortgage Obligation.
  G.O.   -- General Obligation Bond.
    I    -- Denotes a CMO with Interest only characteristics.
    P    -- Denotes a CMO with Principal only characteristics.
  I/O    -- Interest only.
  P/O    -- Principal only.
  REMIC  -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------


Assets
Investments, at value
(cost $1,295,113,734) (Note 1) ..........................         $1,307,089,223
Cash ....................................................                768,709
Interest receivable .....................................              5,060,009
Due from broker-variation margin ........................                622,462
Receivable for investments sold .........................                 34,272
                                                                  --------------
                                                                   1,313,574,675
                                                                  --------------

Liabilities
Reverse repurchase agreements (Note 4) ..................            368,549,750
Dividends payable .......................................              4,574,187
Interest payable ........................................              1,574,497
Accrued excise tax ......................................                670,000
Advisory fee payable (Note 2) ...........................                361,586
Administration fee payable (Note 2) .....................                 90,998
Other accrued expenses ..................................                413,967
                                                                  --------------
                                                                     376,234,985
                                                                  --------------
Net Assets ..............................................         $  937,339,690
                                                                  ==============
Net assets were comprised of:
  Common stock, at par (Note 5) .........................         $      954,606
  Paid-in capital in excess of par ......................            892,768,946
                                                                  --------------
                                                                     893,723,552
  Undistributed net investment income ...................             26,480,057
  Accumulated net realized gains ........................              4,928,842
  Net unrealized appreciation ...........................             12,207,239
                                                                  --------------
  Net assets, December 31, 1996 .........................         $  937,339,690
                                                                  ==============
Net asset value per share:
($937,339,690 /  95,460,639 shares of
common stock issued and outstanding) ....................                  $9.82
                                                                           =====
--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (including net accretion of discount
    of $41,001,842 and net of interest expense
    of $27,205,801) ........................................       $ 72,073,975
                                                                   ------------
Operating expenses
  Investment advisory ......................................          4,237,623
  Administration ...........................................          1,067,381
  Custodian ................................................            510,000
  Reports to shareholders ..................................            500,000
  Transfer agent ...........................................            250,000
  Directors ................................................             72,000
  Audit ....................................................             30,000
  Legal ....................................................             15,000
  Miscellaneous ............................................            188,137
                                                                   ------------
    Total operating expenses ...............................          6,870,141
                                                                   ------------
Net investment income before excise tax ....................         65,203,834
Excise tax .................................................            670,000
                                                                   ------------
Net investment income ......................................         64,533,834
                                                                   ============

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ..............................................         12,183,768
  Futures ..................................................         (8,294,209)
  Short sales ..............................................          3,192,281
                                                                   ------------
                                                                      7,081,840
                                                                   ------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ..............................................        (36,099,809)
  Futures ..................................................           (208,844)
                                                                   ------------
                                                                    (36,308,653)
                                                                   ------------
  Net loss on investments ..................................        (29,226,813)
                                                                   ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..................................       $ 35,307,021
                                                                   ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received ..............................   $    60,117,328
  Operating expenses paid ........................        (7,001,574)
  Interest expense paid ..........................       (28,287,739)
  Proceeds from disposition of short-term
    portfolio investments, net ...................       (19,030,300)
  Purchase of long-term portfolio investments ....    (1,314,530,932
  Proceeds from disposition of long-term
    portfolio investments ........................     1,433,664,405
  Variation margin on futures ....................        (9,027,318)
                                                       -------------
  Net cash flows provided by operating
    activities ...................................       115,903,870
                                                       -------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ......       (60,275,250)
  Cash dividends paid ............................       (54,889,093)
                                                       -------------
  Net cash flows used for financing activities ...      (115,164,343)
                                                       -------------
Net increase in cash .............................           739,527
Cash at beginning of year ........................            29,182
                                                       -------------
Cash at end of year ..............................   $       768,709
                                                       =============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
operations .......................................   $    35,307,021
                                                       -------------
Decrease in investments ..........................        78,090,058
Net realized gain ................................        (7,081,840)
Decrease in unrealized appreciation ..............        36,308,653
Decrease in receivable for investments sold ......         1,231,348

Decrease in interest receivable ..................           793,686
Increase in receivable for variation margin ......          (524,265)
Decrease in payable for investments purchased ....       (27,677,419)
Decrease in interest payable .....................        (1,081,938)
Increase in accrued expenses and other liabilities           538,566
                                                       -------------
  Total adjustments ..............................        80,596,849
                                                       -------------
Net cash flows provided by operating activities ..   $   115,903,870
                                                       =============

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------


                                    YEAR ENDED      YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                       1996           1995
                                    ------------   ------------
INCREASE (DECREASE) IN
NET ASSETS

Operations:
  Net investment income .......   $  64,533,834    $  69,498,237

  Net realized gain (loss) on
    investments, futures
    and short sales ...........       7,081,840       (2,990,472)

  Net change in unrealized
    appreciation (depreciation)
    on investments,
    and futures short sales ...     (36,308,653)      97,495,898
                                  -------------    -------------

  Net increase in net assets
    resulting from operations .      35,307,021      164,003,663

Dividends and distributions:
  Dividends from net
    investment income .........     (54,888,918)     (66,625,406)
  Distributions from net
    realized capital gains ....            --           (282,086)
                                  -------------    -------------

  Total increase (decrease) ...     (19,581,897)      97,096,171

NET ASSETS
Beginning of year .............     956,921,587      859,825,416
                                                   -------------
End of year ...................   $ 937,339,690    $ 956,921,587
                                  =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             1996         1995        1994         1993      1992
                                                            ------        ------     ------        ------  ------
Net asset value, beginning of period ...................   $  10.02    $   9.01  $    10.40   $   10.28  $  10.53
                                                           --------    --------  ----------   ---------  --------
   Net investment income (net of interest expense of
    $.28, $.36, $.21, $.10 and $.18, respectively) .....        .68         .72         .63         .81       .74
  Net realized and unrealized gain (loss) on investments       (.31)        .99       (1.30)        .04      (.12)
                                                           --------    --------  ----------   ---------  --------
Net increase (decrease) from investment operations .....        .37        1.71        (.67)        .85       .62
                                                           --------    --------  ----------   ---------  --------
Dividends from net investment income ...................       (.57)       (.70)       (.72)       (.87)
                                                           --------    --------  ----------   ---------  --------
Net asset value, end of period* ........................   $   9.82    $   10.02  $     9.01  $   10.40  $  10.28
                                                           ========    =========  ==========  =========  ========
Market value, end of period* ...........................   $  8.875   $     8.75  $    8.125  $   10.00  $  10.00
                                                           ========    =========  ==========  =========  ========
TOTAL INVESTMENT RETURN+ ...............................      7.94%       16.34%     (11.98%)     7.36%     (.20%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ....................................      0.73%        0.75%       0.75%      0.73%     0.88%
Net investment income ..................................      6.89%        7.57%       6.62%      7.62%     7.18%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ......................   $936,823   $  918,344  $  909,105 $1,011,691 $981,133
Portfolio turnover .....................................        95%         118%         84%        41%       30%
Net assets, end of period (in thousands) ...............   $937,340   $  956,922  $  859,825  $ 992,627 $ 981,267
Reverse repurchase agreements outstanding,
  end of period (in thousands) .........................   $368,550   $  428,825  $  422,578  $ 270,800 $ 270,636
Asset coverage++ .......................................   $  3,543   $    3,231  $    3,035  $   4,666 $   4,625

----------
   * NAV and market value published in The Wall Street Journal each Monday.
   # The ratios of operating expenses, including interest expense, to average net assets were 3.57%, 4.53%, 2.89%, 1.63% and 2.61% for the periods indicated above, respectively. The ratios of operating expenses including interest expense and excise tax, if applicable, to average net assets were 3.64%, 4.54%, 2.89%, 1.63% and 2.62% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

     The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING            The BlackRock Target Term Trust Inc.(the "Trust"),
POLICIES                      a   Maryland   corporation,   is  a   diversified,
                              closed-end  management  investment  company.  The
investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securi- ties which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any premiums received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the Year ended December 31, 1996.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.


TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substan-tially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $670,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Mutual Fund Management, LLC ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America. The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45% of the Trust's average weekly net assets through December 31, 1996 and 0.30% from January 1, 1997 to the termination or liquidation of the Trust. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.125% of the first $500 million and 0.10% of any excess through December 31, 1996, and 0.10% of the first $500 million of the Trust's average weekly net assets and 0.08% of any excess from January 1, 1997 to the termination or liquidation of the Trust.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO
SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the Year ended December 31, 1996 aggregated $1,286,853,513, and $1,347,630,648, respectively. The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1996, the Trust held 1.8% of its portfolio assets in securities restricted as to resale including .3% of its portfolio assets in illiquid securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

     The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $11,725,228 (gross unrealized appreciation-$24,255,309; gross unrealized depreciation-$12,530,081).

     During the Year ended December 31, 1996, the Trust entered into financial futures contracts. Details of open futures at December 31, 1996 are as follows:

                                        VALUE AT       VALUE AT
NUMBER OF                EXPIRATION      TRADE        DECEMBER 31,   UNREALIZED
CONTRACTS      TYPE         DATE         DATE            1996       APPRECIATION
---------      ----         ----         ----            ----       ------------
               Short
              position:
               30 Yr.      March
  500          T-Bond       1997        $56,544,250    $56,312,500    $231,750


NOTE 4. BORROWINGS

     Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

      The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $494,830,448 at a weighted average interest rate of approximately 5.49%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the Year ended December 31, 1996 was $471,812,000 as of March 31, 1996, which was 31.7% of total assets. The amount of reverse repurchase agreements outstanding at December 31, 1996 was $368,549,750, which was 28.1% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

      The average monthly balance of dollar rolls outstanding during the year ended December 31, 1996 was approximately $851,600. The maximum amount of dollar rolls outstanding at any month-end during the year ended December 31, 1996 was $10,218,700 as of January 31, 1996, which was .79% of total assets.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 95,460,639 shares outstanding at December 31, 1996, the Adviser owned 10,639 shares.

NOTE 6. DIVIDENDS

Subsequent to December 31, 1996, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.047917 per share payable February 28, 1997 to shareholders of record on February 14, 1997.


  NOTE 7.  QUARTERLY  DATA
(UNAUDITED)

-----------------------------------------------------------------------------------------

                                                                    NET REALIZED AND
                                                                       UNREALIZED
                                           NET INVESTMENT             GAINS (LOSSES)
        QUARTERLY            TOTAL               INCOME                ON INVESTMENTS
          PERIOD             INCOME       AMOUNT     PER SHARE     AMOUNT     PER SHARE
          ------            ---------    ----------------------   -----------------------
January 1, 1995
   to March 31, 1995       $  24,821,335  $ 21,969,605 $   .23  $  33,502,291      .35
April 1, 1995
   to June 30, 1995           16,128,039    15,710,472     .16     34,604,887      .37
July 1, 1995
   to September 30, 1995      17,948,613    16,249,910     .17     (4,458,729)    (.05)
October 1, 1995
   to December 31, 1995       17,591,442    15,568,250     .16     30,856,977      .32
January 1, 1996
   to March 31, 1996          17,814,047    16,056,023     .17    (29,459,484)    (.30)
April 1, 1996
   to June 30, 1996           17,364,505    15,674,219     .16     (9,128,754)    (.10)
July 1, 1996
   to September 30, 1996      17,757,955    16,046,501     .17       (600,810)    (.01)
October 1, 1996
   to December 31, 1996       19,137,468    16,757,091    .18       9,962,235      .10
-----------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                            NET INCREASE
                              DECREASE                                                       PERIOD
                           IN NET ASSETS             DIVIDENDS                                END
                           RESULTING FROM               AND                                   NET
        QUARTERLY             OPERATIONS            DISTRIBUTIONS       SHARE PRICE          ASSET
          PERIOD         AMOUNT      PER SHARE   AMOUNT   PER SHARE    HIGH      LOW         VALUE
          ------        ----------------------   --------------------  --------------      --------
January 1, 1995
   to March 31, 1995     $  55,471,896  $ .58  $15,512,613   $ .16   $ 8 7/8 $ 8 1/8      $  9.43
April 1, 1995
   to June 30, 1995         50,315,359    .53    15,512,614    .16     9 1/4   8 3/8         9.79
July 1, 1995
   to September 30, 1995    11,791,181    .12    15,795,395    .17     9       8 3/8         9.75
October 1, 1995
   to December 31, 1995     46,425,227    .48    20,086,870    .21     9 1/4   8 5/8        10.02
January 1, 1996
   to March 31, 1996       (13,403,461)  (.13)    9,148,209    .10     9       8 5/8         9.79
April 1, 1996
   to June 30, 1996          6,545,465    .06    13,722,306    .14     8 7/8   8 3/8         9.71
July 1, 1996
   to September 30, 1996    15,445,691    .16    13,721,940    .14     8 7/8   8 1/2         9.73
October 1, 1996
   to December 31, 1996     26,719,326    .28     18,296,463   .19     9       8 5/8         9.82
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock New York Investment Quality Term Trust Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of The BlackRock Target Term Trust Inc., including the portfolio of investments, as of December 31, 1996, and the related consolidated statements of operations and of cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Target Term Trust Inc. as of December 31, 1996, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
--------------------------
    DELOITTE & TOUCHE LLP

    New York, New York
    February 3, 1997

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1996.

      During the fiscal year ended December 31, 1996, the Trust paid aggregate dividends of $0.5750 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1996 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1997.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2000 while providing high monthly income.


WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.


WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2000. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):     Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies. Collateralized

MORTGAGE OBLIGATIONS (CMOS):  Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     This  is  income  generated  by  securities  in  a
                              portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known asFannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES
(I/O): Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS: Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall
                              Street Journal on Monday.

PRINCIPAL-ONLY SECURITIES
(P/O):                        Mortgage   securities   that   receive   only  the
                              principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                   In a reverse repurchase agreement, the Trust sells
                              securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                   Arrangements   in  which  a  pool  of   assets  is
                              separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

----------------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
----------------------------------------------------------------------------------------
TAXABLE TRUSTS
----------------------------------------------------------------------------------------
                                                                 STOCK       TERMINATION
PERPETUAL TRUSTS                                                 SYMBOL          DATE
The BlackRock Income Trust Inc.                                   BKT            N/A
The BlackRock North American Government Income Trust Inc.         BNA            N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                 BBT          12/98
The BlackRock 1999 Term Trust Inc.                                 BNN          12/99
The BlackRock Target Term Trust Inc.                               BTT          12/00
The BlackRock 2001 Term Trust Inc.                                 BLK          06/01
The BlackRock Strategic Term Trust Inc.                            BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT          12/04
The BlackRock Advantage Term Trust Inc.                            BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT          12/09

TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------
                                                                 STOCK       TERMINATION
PERPETUAL TRUSTS                                                 SYMBOL          DATE

The BlackRock Investment Quality Municipal Trust Inc.             BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY           N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT          12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                       BLACKROCKFINANCIAL MANAGMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 100 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management, LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

  This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                      THE BLACKROCK TARGET TERM TRUST INC.
                   c/o Prudential Mutual Fund Management, LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


Printed on recycled paper                                           092476-10-0



THE BLACKROCK
TARGET
TERM TRUST INC.
================================================================================
ANNUAL REPORT
DECEMBER 31, 1996